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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported)
                              February 1, 2007


                           -----------------------


                         U.S. GLOBAL INVESTORS, INC.
           (Exact name of registrant as specified in its charter)

              TEXAS                               0-13928                        74-1598370
--------------------------------        ----------------------------        --------------------
  (State or Other Jurisdiction            (Commission File Number)            (I.R.S. Employer
        of Incorporation)                                                    Identification No.)


                             7900 CALLAGHAN ROAD
                          SAN ANTONIO, TEXAS 78229
         (Address of principal executive offices including Zip Code)


                                210-308-1234
                           -----------------------
            (Registrant's telephone number, including area code)



                           -----------------------
        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



EXPLANATORY NOTE:

This amended form 8-K is being filed because the 8-K contains an incorrect document for Exhibit 99.2. The amended 8-K contains the correct press release which was issued by the Company on January 31, 2007.

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ITEM 8.01.    OTHER EVENTS


On January 31, 2007, U.S. Global issued a press release announcing the adjournment of the special meeting to February 21, 2007. Copies of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein by reference.


ITEM 9.01.    EXHIBITS.

   (d) Exhibits

         Exhibit No.     Description of Exhibit
         -----------     ----------------------

         99.1 Press Release of U.S. Global Investors, Inc. dated January 30, 2007 announcing U.S. Global's intent to adjourn the special meeting called for January 31, 2007.

         99.2 Press Release of U.S. Global Investors, Inc. dated January 31, 2007 announcing U.S. Global's adjournment of the special meeting called for January 31, 2007 to February 21, 2007.

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. GLOBAL INVESTORS, INC.
                                          (Registrant)

Dated:  February 1, 2007                  By:     /s/ Catherine A. Rademacher
                                                  -----------------------------
                                          Name:   Catherine A. Rademacher
                                          Title:  Chief Financial Officer




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                                EXHIBIT INDEX



         Exhibit No.     Description of Exhibit
         -----------     ----------------------

         99.1 Press Release of U.S. Global Investors, Inc. dated January 30, 2007 announcing U.S. Global's intent to adjourn the special meeting called for January 31, 2007.

         99.2 Press Release of U.S. Global Investors, Inc. dated January 31, 2007 announcing U.S. Global's adjournment of the special meeting called for January 31, 2007 to February 21, 2007.